Exhibit 99.10

07/99                                                                     Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                 $ 2,970,295,835.51
Beginning of the Month Finance Charge Receivables:            $   125,373,372.08
Beginning of the Month Discounted Receivables:                $             0.00
Beginning of the Month Total Receivables:                     $ 3,095,669,207.59


Removed Principal Receivables:                                $             0.00
Removed Finance Charge Receivables:                           $             0.00
Removed Total Receivables:                                    $             0.00


Additional Principal Receivables:                             $             0.00
Additional Finance Charge Receivables:                        $             0.00
Additional Total Receivables:                                 $             0.00


Discounted Receivables Generated this Period:                 $             0.00


End of the Month Principal Receivables:                       $ 2,930,005,220.60
End of the Month Finance Charge Receivables:                  $   126,388,522.60
End of the Month Discounted Receivables:                      $             0.00
End of the Month Total Receivables:                           $ 3,056,393,743.20


Special Funding Account Balance                               $             0.00
Aggregate Invested Amount (all Master Trust II Series)        $ 2,330,000,000.00
End of the Month Transferor Amount                            $   600,005,220.60
End of the Month Transferor Percentage                                    20.48%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                 RECEIVABLES

      30-59 Days Delinquent                                   $    72,749,569.96
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      60-89 Days Delinquent                                   $    45,635,327.96
      90+ Days Delinquent                                     $    98,448,037.86


      Total 30+ Days Delinquent                               $   216,832,935.78
      Delinquent Percentage                                                7.09%

Defaulted Accounts During the Month                           $    22,481,127.60
Annualized Default Percentage                                              9.08%

Principal Collections                                             404,865,548.68
Principal Payment Rate                                                    13.63%

Total Payment Rate                                                        14.48%


INVESTED AMOUNTS

      Class A Initial Invested Amount                         $   370,500,000.00
      Class B Initial Invested Amount                         $    57,000,000.00
      Class C Initial Invested Amount                         $    47,500,000.00

INITIAL INVESTED AMOUNT                                       $   475,000,000.00

      Class A Invested Amount                                 $   468,000,000.00
      Class B Invested Amount                                 $    72,000,000.00
      Class C Invested Amount                                 $    60,000,000.00

INVESTED AMOUNT                                               $   600,000,000.00

      Class A Adjusted Invested Amount                        $   468,000,000.00
      Class B Adjusted Invested Amount                        $    72,000,000.00
      Class C Adjusted Invested Amount                        $    60,000,000.00

ADJUSTED INVESTED AMOUNT                                      $   600,000,000.00

PREFUNDED AMOUNT                                              $             0.00

FLOATING ALLOCATION PERCENTAGE                                            20.20%
PRINCIPAL ALLOCATION PERCENTAGE                                           20.20%

      Class A Principal Allocation Percentage                             78.00%
      Class B Principal Allocation Percentage                             12.00%
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07/99                                                                     Page 3

      Class C Principal Allocation Percentage                             10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                         81,782,840.87

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                          8,764,741.34

MONTHLY SERVICING FEE                                         $       750,000.00

INVESTOR DEFAULT AMOUNT                                       $     4,541,187.78


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                    78.00%

      Class A Finance Charge Collections                      $     7,421,498.27
      Other Amounts                                           $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $     7,421,498.27


      Class A Monthly Interest                                $     2,217,280.00
      Class A Servicing Fee                                   $       585,000.00
      Class A Investor Default Amount                         $     3,542,126.47

TOTAL CLASS A EXCESS SPREAD                                   $     1,077,091.80


CLASS A REQUIRED AMOUNT                                       $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                    12.00%

      Class B Finance Charge Collections                      $     1,141,768.94
      Other Amounts                                           $             0.00
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07/99                                                                     Page 4

TOTAL CLASS B AVAILABLE FUNDS                                 $     1,141,768.94

      Class B Monthly Interest                                $       357,120.00
      Class B Servicing Fee                                   $        90,000.00

TOTAL CLASS B EXCESS SPREAD                                   $       694,648.94
CLASS B INVESTOR DEFAULT AMOUNT                                       544,942.53
CLASS B REQUIRED AMOUNT                                               544,942.53


CLASS C FLOATING ALLOCATION PERCENTAGE                                    10.00%

CLASS C MONTHLY SERVICING FEE                                          75,000.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                           $     2,648,214.87


      Excess Spread Applied to Class A Required Amount        $             0.00

      Excess Spread Applied to Class A Investor
      Charge Offs                                             $             0.00

      Excess Spread Applied to Class B
      Required Amount                                         $       544,942.53

      Excess Spread Applied to Reductions of                  $             0.00
      Class B Invested Amount

      Excess Spread Applied to Class C Required Amount        $       783,718.78

      Excess Spread Applied to Reductions of
      Class C Invested Amount                                 $             0.00

      Excess Spread Applied to Monthly Cash                   $       125,000.00
      Collateral Fee

      Excess Spread Applied to Cash Collateral                $             0.00
      Account
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07/99                                                                     Page 5

      Excess Spread Applied to Spread Account                 $     1,194,553.56

      Excess Spread Applied to Reserve Account                $             0.00

      Excess Spread Applied to other amounts owed to          $             0.00
      Cash Collateral Depositor

      Excess Spread Applied to other amounts owed to
      Spread Account Residual Interest Holders                $             0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                       $             0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $             0.00


SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $             0.00
SERIES 1998-A

      Excess Finance Charge Collections Applied to
      Class A Required Amount                                 $             0.00

      Excess Finance Charge Collections Applied to
      Class A Investor Charge Offs                            $             0.00

      Excess Finance Charge Collections Applied to
      Class B Required Amount                                 $             0.00

      Excess Finance Charge Collections Applied to
      Reductions of Class B Invested Amount                   $             0.00

      Excess Finance Charge Collections Applied to
      Class C Required Amount                                 $             0.00

      Excess Finance Charge Collections Applied to
      Reductions of Class C Invested Amount                   $             0.00
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07/99                                                                     Page 6

      Excess Finance Charge Collections Applied to
      Monthly Cash Collateral Fee                             $             0.00

      Excess Finance Charge Collections Applied to
      other amounts owed Cash Collateral Depositor            $             0.00

      Excess Finance Charge Collections Applied to
      other amounts owed to Spread Account Residual Interest
      Holders                                                 $             0.00
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07/99                                                                     Page 7

YIELD AND BASE RATE --

      Base Rate (Current Month)                                            7.45%
      Base Rate (Prior Month)                                              7.25%
      Base Rate (Two Months Ago)                                           7.17%

THREE MONTH AVERAGE BASE RATE                                              7.29%

      Portfolio Yield (Current Month)                                      9.95%
      Portfolio Yield (Prior Month)                                       13.92%
      Portfolio Yield (Two Months Ago)                                    11.48%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       11.78%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                   $    81,782,840.87

REALLOCATED PRINCIPAL COLLECTIONS

                       Allocable to Class C Interests         $             0.00

                       Allocable to Class B Certificates      $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $             0.00
SERIES


CLASS A SCHEDULED ACCUMULATION --

      Controlled Accumulation Amount                          $             0.00
      Deficit Controlled Accumulation Amount                  $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00


CLASS B SCHEDULED ACCUMULATION --

      Controlled Accumulation Amount                          $             0.00
      Deficit Controlled Accumulation Amount                  $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00
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07/99                                                                     Page 8

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $    81,782,840.87
SHARING

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $             0.00

CLASS B INVESTOR CHARGE OFFS                                  $             0.00

CLASS C INVESTOR CHARGE OFFS                                  $             0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                        $             0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                        $             0.00

CASH COLLATERAL ACCOUNT --


      Required Cash Collateral Amount                         $    18,000,000.00
      Available Cash Collateral Amount                        $    18,000,000.00



TOTAL DRAW AMOUNT                                             $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $             0.00

                                            First USA Bank, NA
                                            as Servicer


                                            By: /s/ Tracie H. Klein
                                                -------------------------------
                                                Tracie H. Klein
                                                First Vice President